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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 28, 2005


                              ENERTECK CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-31981


Delaware                                                             47-0929885
(State or other jurisdiction                                   (I.R.S. Employer
of incorporation)                                           Identification No.)


10701 Corporate Drive, Suite 150
Stafford, Texas                                                           77477
(Address of principal                                                (Zip Code)
executive offices)


       Registrant's telephone number, including area code: (281) 240-1787

                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01   Other Events.

      On July 28, 2005, EnerTeck Corporation (the "Company") issued a press release which announced that EnerTeck Chemical Corp. ("ECC"), a wholly owned subsidiary of the Company, had entered into an Exclusive Reseller and Market Development Agreement (the "Agreement") with Custom Fuel Services Inc. ("Custom"). Under the Agreement, ECC has appointed Custom, which provides dockside and midstream fueling from nine service locations in Louisiana, Kentucky, Illinois, West Virginia, Missouri and Iowa, as its exclusive reseller of EnerBurn(TM) and the related technology on the Western Rivers of the United States, meaning the Mississippi River, its tributaries, South Pass, and Southwest Pass, excluding the Intra Coastal Waterway.

      The Agreement has an initial term of three years but can be terminated upon sixty (60) days prior written notice by either party. The press release further noted that Custom is not required to purchase a minimum volume of EnerBurn during the term of the Agreement, and therefore neither the Company nor ECC can guarantee that any meaningful revenues will be derived from the Agreement.

      Other than in respect of the Agreement, there is no relationship between the Company and its affiliates and Custom.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:

     99.1     Press release dated July 28, 2005


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENERTECK CORPORATION
                                       (Registrant)


Dated:   July 28, 2005                 By: /s/ Parrish B. Ketchmark
         -------------                     ------------------------
                                       Name:  Parrish B. Ketchmark
                                       Title: President


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